AMENDMENT NO. 5
TO AMENDED AND RESTATED
AGREEMENT AND DECLARATION OF TRUST OF
AIM INTERNATIONAL MUTUAL FUNDS
          This Amendment No. 5 (the “Amendment”) to the Amended and Restated Agreement and Declaration of Trust of AIM International Mutual Funds (the “Trust”) amends, effective June 19, 2008, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the “Agreement”).
          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.
          WHEREAS, the Trust desires to amend the Agreement to reflect the addition of Class Y Shares;
          NOW, THEREFORE, the Agreement is hereby amended as follows:
     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.
     2. All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.
     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.
     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of June 19, 2008.

By:	/s/ John M. Zerr
Name:	John M. Zerr
Title:	Senior Vice President

EXHIBIT 1
TO AMENDMENT NO. 4 TO
AMENDED AND RESTATED
AGREEMENT AND DECLARATION OF TRUST OF
AIM INTERNATIONAL MUTUAL FUNDS
“SCHEDULE A
AIM INTERNATIONAL MUTUAL FUNDS
PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO
AIM Asia Pacific Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares

AIM European Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares
Investor Class Shares

AIM Global Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares

AIM Global Small & Mid Cap Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares

AIM International Core Equity Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares
Investor Class Shares

AIM International Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares”